UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2010

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699
Of. 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.”  All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, our ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure, and to raise the required capital, to take advantage of, and successfully participate in such opportunities; future economic conditions; political stability; and lithium prices.  For further information about the risks we face, see “Risk Factors” in Part I, Item 1A of Amendment No. 1 to our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on November 5, 2010.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 3.02     Unregistered Sales of Equity Securities.

As previously disclosed, on December 9, 2010, Li3 Energy, Inc. (the “Company”) held an initial closing of a private placement offering (the “Offering”) with respect to 3,333,338 units of its securities (the “Units”) to institutional and accredited investors and non-U.S. persons for gross proceeds of $500,000, at an offering price of $0.15 per Unit.  Each Unit consists of (i) one share of common stock, par value $0.001 per share, of the Company (“Common Stock”), and (ii) a warrant to purchase one share of common stock at an exercise price of $0.15 per share (the “Warrants”).  The Warrants will be exercisable from issuance until five years after the final closing of the Offering.

On December 17, 2010, the Company closed on the sale of 5,383,325 Units in the Offering, raising gross proceeds of approximately $807,499, and on December 30, 2010, the Company closed on the sale of a further 766,667 Units in the Offering, raising additional gross proceeds of approximately $115,000.

The subscription agreements (the “Subscription Agreements”) between the Company and each investor (each “Subscriber”) in the Offering provide the Subscribers with certain “piggyback” registration rights covering the shares of Common Stock included in the Units and the shares of Common Stock issuable upon exercise of the Warrants.

The Company entered into an agreement to pay a finder (the “Finder”) cash fees of 7% of the purchase price of each Unit sold in the Offering to investors introduced to the Company by the Finder (the “Introduced Investors”), and to issue such Finder five-year warrants (the “Finder Warrants”) exercisable at $0.15 per share to purchase a number of shares of Common Stock equal to up to 7% of the shares of Common Stock included in the Units sold in the Offering to the Introduced Investors. As a result of the sales of the Units in the December 17 and December 30, 2010, closings, the Company has paid an aggregate of approximately $57,575 of fees to the Finder and has issued and/or become obligated to issue Finder Warrants to purchase an aggregate of 383,833 shares of Common Stock.

The sale of the Units and the securities contained therein were exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering.  The purchasers of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the certificates issued in such transactions.  All purchasers of the securities represented and warranted, among other things, that they were accredited investors within the meaning of Regulation D and/or non-U.S. persons within the meaning of Regulation S, that they had the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in the Company and had the ability to bear the economic risks of the investment, and that they had adequate access to information about the Company.

As previously disclosed, the Company is party to an Employment Services Agreement (the “Executive Agreement”), dated as of August 11, 2010, with MIZ Comercializadora, S. de R.L. (“MIZ”), whereby MIZ makes available to the Company the services of R. Thomas Currin, Jr., an employee of MIZ, as the Company’s Chief Operating Officer.  As of December 14, 2010, the Company reached an agreement with MIZ, pursuant to which the Company shall issue 500,000 shares of Common Stock (the “Salary Shares”) to MIZ  in lieu of the Company’s obligations under the Executive Agreement to pay an aggregate of approximately $78,356 in base salary for Executive’s services from August 11, 2010, through December 31, 2010.  The issuance of the Salary Shares will be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as a transaction by an issuer not involving a public offering.

As of December 30, 2010, the Company reached an agreement (the “Settlement Agreement”) with an individual the Company had been considering hiring as an executive officer (the “Candidate”) to settle certain potential claims relating to the Company’s proposed hire of the Candidate.  Pursuant to the Settlement Agreement, the Company agreed, among other things, to issue 1,000,000 shares of Common Stock (the “Settlement Shares”) to the Candidate.  The Company valued the portion of the consideration received in the transaction on account of the Settlement Shares at $200,000, which is equal to the number of Settlement Shares multiplied by the  $0.20 per share closing price of the Common Stock on December 30, 2010.  The issuance of the Settlement Shares will be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as a transaction by an issuer not involving a public offering.

As of December 30, 2010, the Company reached an agreement with its outside counsel (the “Firm”), pursuant to which the Company shall issue 608,310 shares of Common Stock (the “Fee Shares”) to the Firm in lieu of approximately $91,247 of outstanding legal fees and expenses.  The issuance of the Fee Shares will be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: January 6, 2010	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer